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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): February 11, 1999

                            AW COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-10329

            New Jersey                                22-1991981
     (State or other jurisdiction of    (I.R.S. Employer Identification No.)
      incorporation or organization)

            9000A Commerce Parkway
            Mount Laurel, New Jersey                           08054
    (Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code:     (609) 234-3939

                                       N/A

         (Former name, former address and former fiscal year, if changed since last report)
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Item 3.  Bankruptcy or Receivership

         On May 5, 1998, AW Computer Systems, Inc. filed a Voluntary Petition for protection pursuant to Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey in Camden. On February 11, 1999, the Bankruptcy Court disapproved the Company's reorganization plan and converted the Chapter 11 proceeding to one under Chapter 7. On February 22, 1999, the Court appointed Andrew Sklar as Trustee.

         Because of transitional problems posed by the conversion of the proceedings, the Company was unable to timely file its Form 10-K. The conversion and the recent appointment of the Trustee make it difficult to anticipate when the Company will be able satisfactorily to meet its reporting obligations.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AW COMPUTER SYSTEMS, INC.
                                        (REGISTRANT)



Date: April 28, 1999                      By /s/ Andrew Sklar
                                             ----------------
                                             Andrew Sklar,
                                             Trustee




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